CONSOLIDATED BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Current assets
Cash and cash equivalents	$ 9,392	$ 1,075
Restricted cash	46	$ 46
Short-term bank deposit	4,811
Prepaid expenses and other current assets	680	$ 117
Total current assets	14,929	1,238
Non-current assets
Property and equipment, net	$ 369	191
Deferred issuance costs		1,556
Total non-current assets	$ 369	1,747
Total assets	15,298	2,985
Accounts payable and accruals
Trade	577	333
Other	245	1,355
Other current liabilities	13	50
Employees and payroll accruals	1,238	1,122
Total current liabilities	2,073	2,860
Non-current liabilities
Royalties provision	$ 577	544
Warrants to purchase preferred shares		407
Total non-current liabilities	$ 577	951
Shareholders' equity (deficiency)
Preferred shares		226
Share capital	$ 599	53
Additional paid-in capital	46,164	20,720
Accumulated deficit	(34,115)	(21,825)
Total shareholders' equity (deficiency)	12,648	(826)
Total liabilities and shareholders' equity (deficiency)	$ 15,298	$ 2,985